FIFTH THIRD FUNDS

                    SUPPLEMENT DATED JANUARY 26, 2009 TO THE
                 CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS
                  OF FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
                             DATED DECEMBER 2, 2008

EFFECTIVE IMMEDIATELY, FOOTNOTE 6 IN THE SHAREHOLDER FEES TABLE ON PAGE 5 OF THE SECTION ENTITLED "SHAREHOLDER FEES AND FUND EXPENSES" IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

(6)The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2009. For the Fund, the expense limitation (which excludes expenses for dividends on securities sold short) for Class A, Class B and Class C shares is 1.17%, 1.92% and 1.92%, respectively. Because dividend expenses on short sales are excluded from the expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amounts of dividends expense on short sales. Estimated Net Expenses for Class A, Class B, and Class C shares are 1.76%, 2.51% and 2.51%, respectively. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. Legal expenses incurred by the Fund in connection with the matters described on page 1 of this Prospectus relating to the liquidation of Lehman Brothers, Inc. and the possible litigation involving the Fund are considered extraordinary expenses. As such, these expenses will be borne by the Fund without regard to the Fund's expense limitation agreement.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE


SUPPSLCABC109

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                                FIFTH THIRD FUNDS

                    SUPPLEMENT DATED JANUARY 26, 2009 TO THE
                         INSTITUTIONAL SHARES PROSPECTUS
                  OF FIFTH THIRD STRUCTURED LARGE CAP PLUS FUND
                             DATED DECEMBER 2, 2008

EFFECTIVE IMMEDIATELY, FOOTNOTE 2 IN THE SHAREHOLDER FEES TABLE ON PAGE 5 OF THE SECTION ENTITLED "SHAREHOLDER FEES AND FUND EXPENSES" IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

(2)The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2009. For the Fund, the expense limitation (which excludes expenses for dividends on securities sold short) is 0.92%. Because dividend expenses on short sales are excluded from the expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of dividends expense on short sales. Estimated Net Expenses are 1.51%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor or Administrator are subject to reimbursement by the Fund for the 13-month period in which the expense limitation is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. Legal expenses incurred by the Fund in connection with the matters described on page 1 of this Prospectus relating to the liquidation of Lehman Brothers, Inc. and the possible litigation involving the Fund are considered extraordinary expenses. As such, these expenses will be borne by the Fund without regard to the Fund's expense limitation agreement.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE


SUPPSLCSTBD109